BB&T CORPORATION

BB&T

Loan Portfolio Performance and Strategies

February 2001

BB&T

PORTFOLIO & PEER PERFORMANCE

PORTFOLIO & LINE OF BUSINESS SUMMARY

RISK MANAGEMENT — STRATEGIES, POLICIES & PRACTICES

LOAN PORTFOLIO MANAGEMENT

BB&T

Balanced Performance

NONPERFORMING ASSETS/ TOTAL LOANS

BB&T

BB&T versus Peers (Year ended December 31)

Nonperforming Assets / (Loans+OREO)

NET CHARGE-OFFS/AVERAGE LOANS

BB&T

BB&T versus Peers (Year ended December 31)

Nonperforming Assets / (Loans+OREO)

TOTAL LOAN YIELD

BB&T

TOTAL LOAN GROWTH

BB&T

(Average loan balances)

BB&T

BB&T PORTFOLIO and LINE OF BUSINESS SUMMARY

LINES OF BUSINESS

BB&T

PORTFOLIO SUMMARY As of December 31, 2000

BB&T

			Proforma w/ Hardwick, First Banking of SE Georgia, FCNB, BankFirst, & First Spartan

	$	%	$	%
Commercial Loans	17,042	43.6	17,992	43.0
Small Business	3,245	8.3	3,443	8.2
Direct Retail	6,729	17.2	7,235	17.3
Revolving Credit	830	2.1	841	2.0
Sales Finance	2,369	6.2	2,459	5.9
Mortgage	7,768	19.9	8,786	21.1
Specialized Lending	1,057	2.7	1,057	2.5
TOTAL	39,040	100.0	41,813	100.0
$ In Millions

COMMERCIAL LENDING

BB&T

•	Loans to small and middle market companies

•	Locally based or major local presence

•	Closely held, owner involvement

•	Total sales under $200 Million

•	Service and relationship driven

•	Portfolio includes Commercial Real Estate

•	In-market lending to experienced clients

•	Delivered in a value-added style

•	Responsive, reliable, flexible and advisory

•	Community bank, decentralized

•	Quality service focus

COMMERCIAL LENDING

BB&T

	1999		2000		Plan 2001
Past Dues	.57%		.80%		1.00% or less
Loan Losses	.05%		.05%		.10% or less
Yield	Prime +	.61%	Prime +	.25%	Prime + .40%

					% Increase
Growth	$13,580		$15,721		99-00 15.76%	00-01 13.80%

$ in Millions

SMALL BUSINESS BANKING

BB&T

•	Market segment with common characteristics:

•	Owner/Manager

•	One or two locations

•	Less than 20 employees

•	Sales under $2.5 Million

•	Credit needs of $500,000 or less

•	Often use the branches

•	Standard credit and deposit products delivered by Business Bankers and City Executives

•	Largest Small Business lender in the Carolinas — 10th in the Nation

•	Recognized as the “#1 Small Business Friendly” bank in the U.S.

SMALL BUSINESS BANKING

BB&T

	1999		2000		Plan 2001
Past Dues	2.10%		2.35%		2.35% or less
Loan Losses	.39%		.35%		.37% or less
Yield	Prime +	1.38%	Prime +	1.01%	Prime + 1.25%

					% Increase
Growth	$2,824		$3,099		99-00 9.76%	00-01 10.50%

$ in Millions

DIRECT RETAIL LENDING

BB&T

•	Consumer purpose term loans and convenient personal lines of credit

•	Products delivered to clients through branch network by Retail Service Officers and Financial Center Managers

•	Noninterest income from Credit Life insurance sales and loan related fees

•	Largest Home Equity Line lender in the Carolinas

•	Ranked 12th in the U.S. in Home Equity Lending

DIRECT RETAIL LENDING

BB&T

	1999	2000	Plan 2001
Past Dues	1.34%	1.44%	1.50% or less
Loan Losses	.16%	.21%	.21% or less
Yield	9.15%	9.68%	9.65%

			% Increase
Growth	$5,866	$6,378	99-00 8.75%	00-01 9.50%

$ in Millions

REVOLVING CREDIT

BB&T

•	Bankcard Products (VISA & MasterCard) and Overdraft Protection

•	Delivered through Branch Network, Direct Mail and Telemarketing

•	One-quarter of production through branch POS system

•	Sold within BB&T's Geographic Market

•	Merchant Services (POS Payment Processing)

•	24,000 Merchant Clients

•	$71.5 Million in Merchant Services' revenues projected for 2001

REVOLVING CREDIT

	1999	2000	Plan 2001
Past Dues	2.25%	2.29%	2.50% or less
Loan Losses	2.82%	2.84%	2.85% or less
Yield	12.94%	13.06%	13.00%

			% Increase
Growth	$633	$730	99-00 15.25%	00-01 14.50%

$ in Millions

SALES FINANCE

BB&T

•	Automobile financing provided through automobile retail dealerships

•	New loan contracts purchased from over 1,500 active dealers by Sales Finance Specialists in 8 centers

•	Each dealer client is assigned to a Relationship Manager in the branch network

•	Recognized as “#1 in Dealer Satisfaction” among bank indirect lenders in the nation

SALES FINANCE

BB&T

	1999	2000	Plan 2001
Past Dues	2.07%	2.29%	2.25% or less
Loan Losses	.63%	.69%	.70% or less
Yield	8.58%	8.76%	8.75%
			% Increase
Growth	$2,192	$2,364	99-00 7.89%	00-01 3.50%

$ in Millions

MORTGAGE LENDING

BB&T

Production

•	Largest originator of mortgage loans in the Carolinas

•	Home purchase/refinance loans originated in over 175 cities

•	Correspondent Lending purchases loans from 130 + correspondents, primarily mortgage bankers and financial institutions

•	Wholesale Lending purchases loans from over 500 mortgage brokers

Servicing

•	Servicing retained as a client service, relationship building strategy

Total Servicing — $23.6 Billion — 261,000 mortgages

MORTGAGE LENDING

BB&T

	1999	2000	Plan 2001
Past Dues	2.47%	2.59%	2.75% or less
Loan Losses	03%	.02%	.03% or less
Yield	7.51%	7.72%	7.70%

			% Increase
Growth	$7,672	$7,507	99-00 -2.20%	00-01 -4.00%
Originations	$7,022	$4,664		$6,100

$ in Millions

SPECIALIZED LENDING

BB&T

•	Eight non-bank companies with oversight provided by advisory boards of directors from both the general bank and subsidiary management teams

•	Provides "higher risk" financing alternatives to consumers and businesses

•	Bank clients as well as non-bank clients within and outside the bank's primary geographic market area are served by the various company platforms

•	BB&T Factors — Commercial factoring services

•	BB&T Leasing — Commercial fleet and equipment leasing

•	Laureate Capital — Commercial mortgage banking

•	Sheffield Financial — Financing of outdoor power equipment

•	Lendmark Financial Services — Sub-prime mortgage lending

•	Prime Rate Premium Finance — Insurance premium finance

•	Regional Acceptance — Indirect sub-prime auto finance

•	Rose Shanis Financial Services — Direct consumer finance

SPECIALIZED LENDING

BB&T

	Total Loans 12-31-00	Plan Net Income* 2001	Plan Loan Losses 2001
BB&T Factors	$25.5	$3.1	.85%
BB&T Leasing	248.3	6.2	.45%
Laureate Capital	19.5	1.7	.00%
Sheffield	115.6	5.0	1.20%

Lendmark	198.7	6.4	1.70%
Prime Rate	57.6	4.0	6.30%
Regional Acceptance	332.0	21.2	4.10%
Rose Shanis	59.8	3.8	3.25%
Total	$1,057.0	$51.4	2.60%

* (Net Income before taxes and intercompany fees)

$ in Millions

RISK MANAGEMENT — STRATEGIES, POLICIES & PRACTICES

BANK STOCK PERFORMANCE

BB&T

BB&T LOAN LOSS HISTORY

BB&T

Recession through Recovery

	1989	1990	1991	1992	1993	Avg.
BB&T	.28	.40	.66	.48	.23	.41
NC Peers	.50	.62	.85	.55	.32	.57
All FDIC Banks	1.16	1.43	1.59	1.27	.85	1.26
US Banks with
Assets>$15B	1.13	1.96	1.81	1.61	1.03	1.51

BB&T LOAN LOSS HISTORY

Recovery through Expansion

	1994	1995	1996	1997	1998	1999	Avg.
BB&T	.14	.23	.32	.39	.28	.27	.27
NC Peers	.21	.24	.34	.41	.41	.42	.34
All FDIC Banks	.50	.49	.58	.63	.67	.61	.58
US Banks with
Assets>$15B	.55	.33	.40	.45	.56	.56	.48

RISK MANAGEMENT STRATEGIES

BB&T

*Instill the BB&T Values Driven Credit Culture*

*Focus on knowledge of local markets and individual clients*

*Practice sound and fundamental underwriting and portfolio management techniques*

*Diversify to mitigate concentration risks*

BB&T Values Driven Credit Culture

BB&T

•	Virtues of BB&T Credit Culture clearly defined and communicated regularly

•	Provide fundamental insight to help clients

•	Responsive, flexible and reliable

•	Manage risks within agreed upon limits

•	Ensure economic return with "premium" for service delivery

•	Corporate values reinforce sound credit principles

•	Reality (Fact Based)

•	Reason (Objectivity)

•	Independent Thinking

•	Honesty and Integrity

BB&T Values Driven Credit Culture

BB&T

•	Loan quality is a top priority

•	Emphasis is on balanced performance

Quality — Profitability — Growth

•	Long-term focus

•	Avoids short-term excesses that result from fads or “herd” mentality

•	Training is organizational imperative — produces more highly-skilled lenders

BB&T Values Driven Credit Culture

BB&T

LOCAL MARKET AND CLIENT KNOWLEDGE

BB&T

•	Community banking strategy promotes in-market lending

•	Lenders discouraged from going out-of-market

•	Loans outside footprint must be relationship-based

•	Total Relationship approach vs. Transaction approach

•	Helps avoid “deal” mentality

•	Promotes better understanding of total risks

•	Relationship managers have client and local market knowledge — with credit knowledge, improves decision making

•	Local authority also combined with individual accountability

LOCAL MARKET AND CLIENT KNOWLEDGE

BB&T

•	Maintain local servicing

•	Produces better client service and lowers performance risk

•	Client oriented workout strategy

•	Work cooperatively with clients experiencing difficulties which tends to reduce losses over long term and builds client loyalty

•	Line of Business segmentation strategy improves risk management

•	Credit skills and underwriting more clearly defined

•	Product definitions help control risks

SOUND AND FUNDAMENTAL UNDERWRITING AND PORTFOLIO MANAGEMENT TECHNIQUES

BB&T

•	Experienced lenders in decision-making roles

Senior credit officers in regions

Regional loan administrators and senior risk managers in home office

“Concurring approval” policy for underwriting credits

•	Each individual must make a decision, even when co-approval is required

•	Retail loan underwriting practices combine credit scoring technology with judgmental decisioning

•	Risk/Return relationship integral to each decision

•	Pricing and credit approval linked

•	Only take risk if return is acceptable

•	Well established loan committee system provides objective review of client risks

SOUND AND FUNDAMENTAL UNDERWRITING AND PORTFOLIO MANAGEMENT TECHNIQUES

BB&T

•	Centralized risk management support for higher risk portfolio segments

•	Asset based lending

•	Audit teams service revolving receivables/inventory credits

•	Commercial real estate

•	Specialists assist with underwriting

•	Construction managers inspect progress/monitor disbursements

•	Certified appraisers order and review appraisals

•	Retail and small business

•	Lender support groups help lenders with high risk credits

•	“Early warning” information systems identify high risks

•	Watch List process in Commercial Lending

•	ALaRM system in Small Business

Sound and Fundamental Underwriting and Portfolio Management Techniques

BB&T

•	Comprehensive problem asset management systems

•	Centralized collections and recoveries groups for retail portfolios

•	Staff of problem asset managers for business portfolio

•	Risk management in place in specialized lending

•	Separate subsidiary structure avoids risk of mixing non-prime with prime forms of lending

•	Advisory board structure with directors from both the general bank and subsidiary management teams ensures balanced risk taking strategy

•	Extensive portfolio reporting/tracking

•	Bias towards providing feedback to improve decision making

DIVERSIFY RISKS

BB&T

•	Community banking strategy promotes diversity

•	By geography

•	By client selection

•	Portfolio balance between business and retail

•	Goal: 50/50 mix

•	Policy limitations set for largest industry segments

•	Limits for commercial real estate

•	By purpose of loan

•	By property type

•	By project

•	Intense monitoring and management of “granularity” (size of relationships and loans)

DIVERSIFY RISKS

•	Strict discipline on internal lending limits

•	Tier down by risk grade

Risk Grade	1 = 100% of limit
2 = 75% of limit
3 = 50% of limit
4 = 30% of limit
5 = 15% of limit

•	Commercial Real Estate — 1/2 of above limits

•	Manage exposure strategy for each client

Increase — Maintain — Decrease

•	Limit syndicated (multi-bank) credits to relationship-based clients

RISK MANAGEMENT STRATEGIES

BB&T

*Instill the BB&T Values Driven Credit Culture*

*Focus on knowledge of local markets and individual clients*

*Practice sound and fundamental underwriting and portfolio management techniques*

*Diversify to mitigate concentration risks*

LOAN PORTFOLIO MANAGEMENT

BB&T

Balanced Performance